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                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

   Filed by the Registrant  /X/
   Filed by a Party other than the Registrant / /

   Check the appropriate box:

   / /  Preliminary Proxy Statement    / /  Confidential, for Use of the
                                            Commission Only (as permitted by
                                            Rule 14a-6(e)(2))

   /X/  Definitive Proxy Statement
   / /  Definitive Additional Materials
   / /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                RAYTHEON COMPANY
                (Name of Registrant as Specified in Its Charter)

   Payment of Filing Fee (Check the appropriate box):

   /X/      $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
            14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.

   / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

   / /      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
            0-11.

   (1)  Title of each class of securities to which transaction applies: N/A

   (2)  Aggregate number of securities to which transaction applies: N/A

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

   (4)  Proposed maximum aggregate value of transaction: N/A

   (5)  Total fee paid: N/A

   /X/  Fee paid previously with preliminary materials.

   / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
             PAGE 2

   (1)  Amount Previously Paid: N/A
   (2)  Form, Schedule or Registration Statement No.: N/A
   (3)  Filing Party: N/A
   (4)  Date Filed: N/A
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   __________________________________________________________________________
                                                                      RAYTHEON
                                                ______________________________

   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

   To Be Held September 20, 1995

   A Special Meeting of Stockholders of Raytheon Company will be held at Raytheon's Executive Offices, 141 Spring Street, Lexington, Massachusetts 02173, at 10:00 a.m. on Wednesday, September 20, 1995 for the following purposes:

   To consider and vote upon a proposal to approve an amendment to the Company's Restated Certificate of Incorporation increasing the number of authorized shares of Common Stock, par value $1.00 per share, from 200,000,000 to 400,000,000 to allow the Company to issue additional shares from time to time for stock splits, stock dividends and other corporate purposes.

   Stockholders of record at the close of business on August 11, 1995 are entitled to notice of and to vote at the meeting.

   Please sign your proxy and return it in the enclosed, postage-paid envelope so that you may be represented at the meeting. If you attend the meeting and wish to vote by ballot, your proxy will be canceled.


                                          By order of the Board of Directors,




                                          CHRISTOPH L. HOFFMANN
                                          Secretary


   Lexington, Massachusetts 02173
   August 21, 1995
             PAGE 4

                                RAYTHEON COMPANY

               PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS

                          To Be Held September 20, 1995

      This Proxy Statement and the enclosed proxy are being furnished in connection with the solicitation of proxies by the Board of Directors of Raytheon Company (the "Company") from holders of the Company's common stock, par value $1.00 per share ("Common Stock"), for use at a Special Meeting of Stockholders to be held September 20, 1995, and at any adjournment thereof, for the purposes set forth in the accompanying notice. The Company will bear all costs relating to the solicitation of proxies from its stockholders. In addition to soliciting proxies by mail, the Company's officers and employees, without receiving additional compensation, may solicit proxies by telephone, by telegram or in person. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in sending the proxy materials to beneficial owners of Common Stock.

      This Proxy Statement is first being sent to stockholders on or about August 21, 1995.

      All shares of Common Stock represented by properly signed and dated proxies received by the Company prior to the meeting will, unless such proxies have been revoked, be voted in accordance with the instructions on such proxies. If no instruction is indicated, the shares will be voted FOR the proposal to approve an amendment to the Company's Restated Certificate of Incorporation and, in the discretion of the persons named in the proxy, on such other matters as may properly come before the meeting. Any stockholder who has given a proxy may revoke such proxy at any time before it is voted at the Special Meeting by delivering to the Secretary written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

      If a stockholder is a participant in the Company's Stock Ownership Plan or Savings and Investment Plan, the proxy will represent the number of shares allocated to the participant's account under the plan(s). For those shares held in the plans, the proxy will serve as a direction to the plan trustee as to how the shares are to be voted.

      All votes, whether by proxy or ballot, will be tabulated by an independent business entity, which will not disclose the vote of any stockholder except as is (i) required by law, (ii) necessary in connection with a judicial or regulatory action or proceeding, (iii) necessary in connection with a contested proxy or consent solicitation, or (iv) requested by the stockholder casting such vote. Any comment written on a proxy card will be provided to the Secretary without disclosing the stockholder's vote unless necessary to an understanding of the comment. Abstentions and broker non-votes will be tabulated in determining the presence of a quorum but will have the same effect as votes against with respect to the proposal to approve an amendment to the Company's Restated

             PAGE 5

   Certificate of Incorporation.

                                VOTING SECURITIES

      The record date for the determination of stockholders entitled to notice of and to vote at the meeting is the close of business on August 11, 1995, at which time the Company had issued and outstanding 121,664,242 shares of Common Stock. Each share is entitled to one vote with respect to all matters which may be properly submitted to a vote of stockholders at the Special Meeting.

                                    PROPOSAL

               AMENDMENT TO RESTATED CERTIFICATE OF INCORPORATION
             TO INCREASE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK


      On June 28, 1995 the Board of Directors adopted, subject to stockholder approval, an amendment (the "Amendment") to the Company's Restated Certificate of Incorporation to increase the authorized number of shares of Common Stock, par value $1.00 per share, by 200 million shares from 200 million to 400 million shares. The authorized number of shares of Preferred Stock remains 3 million. Accordingly, the aggregate number of shares of capital stock (including both Common and Preferred) authorized under the Amendment would increase from 203 million to 403 million.

      As noted above, at August 11, 1995 there were 121,664,242 shares of the Company's Common Stock outstanding. At that date, after giving effect to 26,213,345 shares reserved for issuance under the Company's stock and options plans, the Company had 52,122,413 shares of Common Stock available for issuance.

      The additional Common Stock to be authorized by adoption of the Amendment would have rights identical to the currently outstanding Common Stock of the Company. Approval of the Amendment by the stockholders and issuance of the Common Stock would not affect the rights of the holders of currently outstanding Common Stock of the Company, except for effects incidental to increasing the number of shares of the Company's Common Stock outstanding, including a dilutive effect on present stockholders if and when such shares were issued. In addition, the increase in the authorized but unissued Common Stock could have the effect of making it more difficult for a third party to acquire or of discouraging a third party from acquiring a majority of the outstanding voting stock of the Company.

      If the Amendment is adopted, it will become effective upon filing a Certificate of Amendment to the Company's Restated Certificate of Incorporation with the Secretary of State of the State of Delaware.

      Presently, the Board of Directors has no agreement, understanding or plan to issue additional shares of Common Stock. If the proposed amendment is adopted, the additional shares would be available for issuance from time to time, without further stockholder approval, for stock splits, stock


            PAGE 6

   dividends and other corporate purposes.

                        Board of Directors Recommendation

      The Board of Directors recommends a vote FOR approval of the adoption of the following amendment to the Company's Restated Certificate of
   Incorporation:

      RESOLVED: that the first paragraph of Article Fourth of the Company's Restated Certificate of Incorporation be, and it hereby is, amended in its entirety to be and read as follows:


   "Fourth: The total number of shares of stock of all classes which the Corporation shall have the authority to issue is 403,000,000 shares. Of such shares, 400,000,000 shall be Common Stock, $1.00 par value, and 3,000,000 shares shall be Serial Preferred Stock without par value."

      The affirmative vote of the holders of a majority of the shares of Common Stock outstanding at the record date is required for such approval.

                               SECURITY OWNERSHIP

   Directors and Executive Officers

      As of July 2, 1995, each director and the directors and all executive officers as a group were the beneficial owners (as defined by the Securities and Exchange Commission) of the number of shares of Common Stock indicated below:

                                 Number of Shares
                                  and Nature of
         Name                 Beneficial Ownership        Percent of Class

   Charles F. Adams                625,741(1)                     *
   Francis H. Burr                   2,000                        *
   Ferdinand Colloredo-Mansfeld      3,000                        *
   Theodore L. Eliot, Jr.            1,000 (1)                    *
   Barbara B. Hauptfuhrer            1,000 (2)                    *
   Richard D. Hill                   3,319                        *
   L. Dennis Kozlowski                   0                        *
   James N. Land, Jr.                3,000                        *
   A. Lowell Lawson                 20,000 (3)                    *
   Thomas L. Phillips              114,424                        *
   Dennis J. Picard                338,558 (4)                    *
   Warren B. Rudman                    200 (5)                    *
   Joseph J. Sisco                   1,233                        *
   Alfred M. Zeien                   1,000                        *

   All directors and executive
   officers as a group, (30 in
   number, including those
             PAGE 7

     listed above).              1,764,312 (6,7)                  1.4%
   ----------
   * Less than one percent of the class

   (1)      All shares held in trust; voting and investment power is shared.

   (2) Excludes shares held by various mutual funds of the Vanguard Group of Investment Companies. As a director of Vanguard, Mrs. Hauptfuhrer shares voting and investment power in these shares with other Vanguard directors. Mrs. Hauptfuhrer disclaims beneficial ownership of all such shares.

   (3) Includes 20,000 restricted shares over which Mr. Lawson has voting but no investment power.

   (4) Includes 158,210 shares as to which Mr. Picard has the right to acquire beneficial ownership within sixty days of July 2, 1995, 326 shares held in the Raytheon Stock Ownership Plan and 100,002 restricted shares, as to which restrictions have not lapsed, over which he has voting but no investment power.

   (5) Excludes shares held by any of the mutual funds of Dreyfus Corporation. As a director of several funds managed by Dreyfus Corporation, Mr. Rudman shares voting and investment power in the shares held by such funds with the other directors of those funds and with the directors of Dreyfus Corporation. Mr. Rudman disclaims beneficial ownership of all such shares.

   (6) Share ownership includes, in the case of certain officers, a minor number of shares held by trusts or family members as to which beneficial ownership is disclaimed.

   (7) Includes 587,200 shares as to which individual members of the group have the right to acquire beneficial ownership within sixty days of July 2, 1995 and 2,986 shares held in the Raytheon Stock Ownership Plan.

                      STOCKHOLDER NOMINATIONS AND PROPOSALS

      Stockholder nominations and proposals for inclusion in the proxy materials relating to the 1996 Annual Meeting of Stockholders must be received by the Secretary at the Company's Executive Offices, 141 Spring Street, Lexington, Massachusetts 02173 no later than December 20, 1995.

                                          By Order of the Board of Directors,


                                     /s/  Christoph L. Hoffmann
                                          Christoph L. Hoffmann
                                          Secretary

   Lexington, Massachusetts
   August 21, 1995
             PAGE 8             PAGE 9

   FRONT SIDE OF PROXY CARD
   --------------------------------
   RAYTHEON
   ----------------------
   Lexington  MA  02l73
   PROXY
   --------------------------------

      This Proxy is Solicited on Behalf of the Board of Directors.

      The undersigned hereby appoints Dennis J. Picard, Christoph L. Hoffmann and Peter R. D'Angelo, or any one or more of them with full power of substitution, as proxy or proxies for the undersigned, to vote all shares of stock of the undersigned in Raytheon Company, with all the powers the undersigned would have if personally present, at the Special Meeting of Stockholders of Raytheon Company to be held at the Executive Offices of the Company, Lexington, Massachusetts, at 10:00 A.M., Wednesday, September 20, 1995, and at any and all adjournments thereof.

      This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Item 1.

   PLEASE MARK, SIGN, DATE AND RETURN THIS CARD USING THE ENCLOSED ENVELOPE.

      Please sign this card exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President, or other authorized officer. If a partnership, please sign in partnership name by authorized person.

   HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?

   -----------------------                       -------------------------
   -----------------------                       -------------------------
   -----------------------                       -------------------------

   ===============================================================
   REVERSE SIDE OF PROXY CARD

   To approve an amendment to the Company's Restated Certificate of Incorporation increasing the number of authorized Common Stock, par value $1.00 per share, from 200,000,000 to 400,000,000 shares.

   For  / /                    Withhold  / /                 Abstain  / /


   Date-----------------------------

   ---------------------------------       ----------------------------
   Shareholder sign here                        Co-owner sign here



           PAGE 10

   FRONT SIDE OF PROXY CARD
   --------------------------------
   RAYTHEON
   --------------------------------
   Lexington  MA  02l73
   PROXY
   --------------------------------

   STOCK OWNERSHIP PLANS
   SAVINGS AND INVESTMENT PLANS

      This Direction is Solicited on Behalf of the Board of Directors.

      The undersigned hereby directs Fidelity Management Trust Company, Trustee of the Raytheon Stock Ownership Plan ("SOP") and the Savings and Investment Plan ("SIP"), to vote all shares of Raytheon Common Stock of the undersigned in the SOP and/or in the Common Stock Fund of the SIP at a Special Meeting of Stockholders of Raytheon Company to be held at the Executive Offices of the Company, Lexington, Massachusetts, at 10:00 A.M., Wednesday, September 20, 1995, and at any and all adjournments thereof.

      This voting direction when properly executed will be voted in the manner directed herein by the undersigned SOP/SIP Participant. If no direction is made, this direction will be voted FOR Item 1.

   PLEASE MARK, SIGN, DATE AND RETURN THIS CARD USING THE ENCLOSED ENVELOPE.

      Please sign this card exactly as your name appears hereon. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such.

   HAS YOUR ADDRESS CHANGED?        DO YOU HAVE ANY COMMENTS?

   -------------------------        --------------------------
   -------------------------        --------------------------

   ===============================================================
   REVERSE SIDE OF PROXY CARD

   To approve an amendment to the Company's Restated Certificate of Incorporation increasing the number of authorized Common Stock, par value $1.00 per share, from 200,000,000 to 400,000,000 shares.

   For  / /                    Withhold  / /                 Abstain  / /



   Date------------------------------

   ----------------------------------
   Shareholder sign here
             PAGE 11